Exhibit 99.1350CERT

         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                      Section 906 of the Sarbanes Oxley Act

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended June 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.

Date: August 20, 2007


/s/ Robert C. Doll, Jr.
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Robert C. Doll, Jr., Chief Executive Officer of
BlackRock Short-Term Bond Fund of
BlackRock Short-Term Bond Series, Inc. and
Short-Term Bond Master Portfolio of Short-Term Bond Master LLC


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC (together, the "Registrants"), hereby certifies, to the best of his knowledge, that the Registrants' Report on Form N-CSR for the period ended June 30, 2007, (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each Registrant.

Date: August 20, 2007


/s/ Donald C. Burke
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Donald C. Burke, Chief Financial Officer of
BlackRock Short-Term Bond Fund of
BlackRock Short-Term Bond Series, Inc. and
Short-Term Bond Master Portfolio of Short-Term Bond Master LLC




This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission